1Q 2016 Investor Presentation May 2016 Exhibit 99.1

Forward-Looking Statements
2.
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
Argo Group at a Glance
Exchange / Ticker:
NASDAQ / “AGII”
Share Price:
$58.36
Market Capitalization:
$1.6 billion
Quarterly Dividend / Annual Yield:
$0.22 per share / 1.5%
Gross Written Premium:
$2.1 billion
Capital:
$2.1 billion
Analyst Coverage:
Raymond James (Strong
Buy)
–
Greg
Peters
Piper Jaffray (Overweight)
–
Dan
Farrell
Compass Point (Neutral)
–
Ken
Billingsley
Dowling & Partners (Neutral)
–
Aaron
Woomer
KBW (Market Perform)
–
Meyer
Shields
William Blair (Market
Perform)
–
Adam
Klauber
Atlanta
Bermuda
Boston
Brussels
Chicago
Dallas
Denver
Dubai
Fresno
Hamilton Township
Houston
Irvine
Jersey City
London
Los Angeles
Malta
New York
Paris
Peoria
Portland
Richmond
Rio de Janeiro
Rockwood
San Antonio
San Francisco
Sao Paulo
Scottsdale
Seattle
Singapore
Springfield
Zurich
Note: Market information as of May 12, 2016 and annual performance figures as of TTM March 31, 2016.
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•

4.
Leading Specialty Franchise
Global underwriter of specialty insurance &
reinsurance
Strategically located in major insurance centers
•
U.S., Bermuda and London
Established presence in attractive markets
•
Leader in U.S. Excess & Surplus Lines
•
Top Quartile Lloyd’s Syndicate by stamp
•
Strong core Commercial Specialty franchise
•
Leading Bermuda reinsurance & excess
casualty platform
Diversified by geography, product & distribution
Broad and strong producer relationships
•
Agents, brokers, wholesalers, and coverholders
“A” (excellent) A.M. Best rating
Primary
Insurance
Reinsurance
Property
Casualty
TTM
GWP by Business Type
TTM
GWP by Business Mix
Argo Franchise Overview
Specialty
Professional
Liability
TTM = trailing twelve months.

5.
Maximize
Shareholder
Value
through
growth in
Book Value
per Share
Sustainable competitive advantage
•
Niche markets
•
Underwriting expertise
•
Superior customer service
•
Product innovation
Profitable organic & strategic growth
•
Profitable through cycles
•
Key underwriters/teams
•
Deals that meet stringent criteria
Deep, tenured management team
Active capital management
Strategy Aligned Toward Shareholder Value

Risk Management (sold renewal rights in 2005)
International Specialty
Syndicate 1200
Commercial Specialty
Excess & Surplus Lines
GWP* ($ millions)
2,000
1,600
1,200
800
400
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,888
$1,904
$2,012
$2,054
13%
30%
29%
28%

ARGO GROUP

6.
*Excludes GWP recorded in runoff and corporate & other.
Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty.
Note: BVPS (book value per common share) adjusted for June 2013 and March 2015 stock dividend.
Evolution of Growth and Diversification
2001
•
Acquired Colony
and Rockwood
•
Founded Trident
(Public Entity)
2005
•
Sold Risk
Management
business
2007
•
Rebranded Argo Group
• Completed acquisition
in Bermuda
• Formed Argo Re
2008
• Acquired Lloyd’s
Syndicate 1200
2011
• Established local
presence in Brazil
2002       2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
’16/1Q
TTM
BVPS
$25.09
$27.69
$32.29
$37.32
$36.02
$42.73
$47.78
$45.95
$50.20
$53.60
$58.22
$59.74
$61.71
Total Capital (Millions)
$717
$860
$992
$1,754
$1,763
$1,975
$1,986
$1,840
$1,915
$1,966
$2,025
$2,040
$2,078
6.

7.
Argo Group Business Mix ($2.1b in GWP)
GWP by
Product
14%
Other
Commercial
Specialty
Property
Public
Entity
19%
6%
6%
Marine &
Aerospace
Surety 3%
Programs
Mining
Emerging Mkts &
Bermuda Long Tail
8%
13%
6%
7%
E&S Transport 2%
E&S Property 3%
E&S Contract
E&S Environ 2%
E&S Casualty
E&S
Allied Med 2%
E&O 3%
Mgmt Liab
3%
3%
GWP by
Geography
United States
74%
Rest of World
12%
Europe
14%
*Data is based on TTM as of March 31, 2016. Excludes GWP recorded in runoff and corporate & other.

Commercial Specialty						
Excess & Surplus Lines						
Syndicate 1200						
International Specialty						

ARGO GROUP

8.
Multi-Channel Distribution Strategy
Rockwood
Argo Insurance
Trident
E&O
D&O
Surety
Commercial Programs
Alteris
Contract
Transportation
Casualty
Environmental
Allied Medical
Specialty Property
Liability
Property
Aviation
Marine
Excess Casualty
Professional Liability
Emerging Markets
Reinsurance
Retail Broker
/
Agent
General
Agency
Wholesale
Broker
Lloyd’s
Market
Reinsurance
Broker
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X

9.
(1) Book value per common share:
-
Adjusted for June 2013 and March 2015 stock dividend
-
2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated
-
2006 and prior years adjusted for PXRE merger
-
2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis.  Preferred stock fully converted into common shares as of Dec. 31, 2007
(2) Price / book represents the high for the YTD period
Maximizing Shareholder Value –
BVPS Growth
2002
Reported Book Value
1
Cumulative Dividends
Price/Book
2
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2015
2014
Q1 2016
$19.34
$22.50
$25.09
$27.69
$32.29
$37.32
$36.02
$42.73
$47.78
$45.95
$50.20
$53.60
$58.22
$59.74
$61.71
$19.34
$22.50
$25.09
$27.69
$32.29
$38.68
$37.38
$44.09
$49.54
$48.11
$52.76
$56.69
$61.94
$64.25
$66.44
1.1x
1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x
0.7x
0.6x
0.8x
0.9x
1.1x
1.0x

10.
Substantial Growth and Financial Strength
Scale ($m)
2002
2006
TTM 1Q '16
'02-1Q'16 Factor
Gross Written Premiums
$622.1
$1,155.6
$2,055.2
3.3x
Net Written Premiums
484.0
847.0
1,409.5
2.9x
Net Earned Premiums
378.4
813.0
1,382.2
3.7x
Financial Strength ($m)
2002
2006
TTM 1Q '16
'02-1Q'16 Factor
Total Assets
$2,208.9
$3,721.5
$6,824.1
3.1x
Total Investments
1,181.3
2,514.1
4,127.1
3.5x
Shareholder's Equity
327.7
847.7
1,705.4
5.2x
BVPS
1
$19.34
$32.29
$61.71
3.2x
Total Capital
$327.7
$992.0
$2,078.3
6.3x
Debt+TRUPs / Total Capital
0.0%
14.5%
17.9%
A.M. Best Rating
A
A
A
(1)  Book value per common share:
-
Adjusted for June 2013 and March 2015 stock dividend
-
2006 adjusted for PXRE merger and includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis.  Preferred stock fully converted into common shares as of Dec. 31, 2007

GWP ($m)
5.4%

GWP ($m)
8.0%

GWP ($m)
7.2%

GWP ($m)
14.2%

ARGO GROUP

1Q YoY Gross Written Premium & Combined Ratio
Consolidated GWP up 9.0% and Combined Ratio increased 0.4% in Q1 2016 vs. Q1 2015
Excess & Surplus Lines
Commercial Specialty
International Specialty
Syndicate 1200
Combined Ratio
86.7%
1.8%
88.5%
Combined Ratio
95.6%
-7.6%
88.0%
Combined Ratio
81.2%
-1.5%
79.7%
Combined Ratio
91.0%
4.8%
95.8%
Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty.
$65.5
$70.2
$56
$59
$62
$65
$68
$71
$74
Q1 2015
Q1 2016
$141.9
$162.0
$80
$100
$120
$140
$160
Q1 2015
Q1 2016
$138.7
$146.2
$100
$120
$140
Q1 2015
Q1 2016
$130.9
$141.4
$80
$100
$120
$140
Q1 2015
Q1 2016
11.

12.
Excess & Surplus Lines Segment (28% of TTM
GWP)
88.9%
96.1%
95.9%
90.9%
90.9%
92.5%
85.1%
87.3%
About Us
•
Leader in U.S. Excess & Surplus Lines
•
Strong relationships with national,
local and regional wholesale brokers
•
Seasoned U/W expertise is a competitive
advantage
•
Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
•
Underwrites on largely non-admitted basis and
across all business enterprises via the Colony
Specialty brand
GWP by Business Unit (TTM
3/31/16)
Casualty 47%
Transportation 6%
Environmental 8%
Allied Medical 6%
Property 11%
Contract 22%
Gross Written Premium
PTOI
(1)
& Combined Ratio
2011
2010
2009
2008
2012
2007
2013
88.4%
2013
2011
2010
2009
2008
2012
2007
2014
88.5%
2014
2015
1Q’16
(2)
2015
1Q’16
(3)
All data in millions except for ratio calculations. TTM = trailing twelve months.
Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty.
(1)
PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2)
Data is based on year-to-date as of March 31, 2016.
(3)
Data is based on trailing twelve months as of March 31, 2016.
$702.1
$653.3
$590.3
$472.1
$433.7
$464.9
$537.8 $530.4
$562.5
$570.0
$112.7
$101.4
$83.0
$73.1
$85.8
$80.8
$94.2
$101.4
$88.1
$22.6
Combined Ratio
PTOI

13.
Restructuring initiatives and strategy enhancement has enabled
Argo to become an industry-leading E&S underwriter
E&S Operating Platform Enhancement
TTM
= trailing twelve months.
Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty.
95.9%
90.9%
90.9%
87.3%
85.1%
88.4%
88.8%
2010
2011
2012
2013
2014
2015
1Q '16 TTM
Refreshed
management
Year of
restructuring and
strategy
enhancement
Year of execution
on the newly
restructured
platform
Continued
execution and
Combined Ratio
improvement
Discontinued
Transportation
Third consecutive
year with
combined ratio
less than 90%

14.
Commercial Specialty Segment (29% of TTM
GWP)
About Us
•
Business primarily placed through
retail
distribution partners
•
Argo Insurance –
designs customized commercial
insurance programs for retail grocery stores
•
Trident –
One of the largest specialty commercial
insurance providers for small to middle market
public-sector entities in the U.S.
•
Rockwood –
Leading provider of workers
compensation for the coal mining industry
•
Surety –
Top 25 surety writer
•
Programs
–
underwrites select specialty programs
and provides fronting for State-sponsored funds
•
Argo Pro –
Innovative D&O
and E&O specialty
platform
GWP by Business Unit (TTM
3/31/16)
U.S. Retail (Argo Insurance) 8%
Restaurants 2%
Grocery 3%
Other Industries 1%
Public Entity
(Trident) 20%
Surety 11%
Mining
(Rockwood) 12%
Programs 27%
Transportation <1%
State Workers’ Comp Funds 24%
Combined Ratio
PTOI
Gross Written Premium
PTOI
(1)
& Combined Ratio
89.3%
97.4%
99.8%
111.4%
113.5%
98.0%
100.5%
91.3%
97.4%
88.0%
Other 3%
Risk Managed 2%
Other 1%
2011
2010
2009
2008
2012
2007
2013
2013
2011
2010
2009
2008
2012
2007
2014
2014
2015
1Q’16
(2)
2015
1Q’16
(3)
All data in millions except for ratio calculations. TTM = trailing twelve months.
Reflects reclassification of Argo Pro from Excess & Surplus lines to Commercial Specialty.
(1)
PTOI
= Pre-Tax Operating Income. Excludes interest expense.
(2)
Data is based on year-to-date as of March 31, 2016.
(3)
Data is based on trailing twelve months as of March 31, 2016.
Argo Pro 21%
Errors & Omissions 10%
Management Liability 11%
$61.3
$39.9
$27.5
$34.2
($10.0)
($16.5)
$27.3
$26.4
$47.0
$14.5
$445.1
$541.9
$527.7
$478.9
$474.0
$485.6
$475.5
$517.0
$582.7
$593.2

15.
131.9%
115.2%
Syndicate 1200 Segment (30% of TTM
GWP)
General Liability 9%
Prof. Indemnity 12%
Int’l Casualty Treaty 4%
Directors & Officers 3%
Medical Malpractice 2%
Other 1%
About Us
•
Well-established multi-class
platform at Lloyd’s of London
•
Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
•
Lloyd’s market ratings:
•
‘A’ (Excellent) by A.M. Best
•
‘A+’ (Strong) by S&P
•
Regional offices in Dubai,
Singapore and China
GWP by Business Unit (TTM
3/31/16)
Liability 31%
Marine & Energy 16%
95.8%
112.3%
96.5%
92.6%
Offshore Energy 5%
Onshore Energy 4%
Cargo 4%
Yachts & Hulls 3%
Marine Liability 1%
91.4%
Combined Ratio
PTOI
Gross Written Premium
PTOI
& Combined Ratio
94.1%
2013
2011
2010
2009
2008
2012
2014
2015
1Q’16
(2)
95.8%
2013
2011
2010
2009
2008
2012
2014
2015
1Q’16
(3)
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
PTOI
= Pre-Tax Operating Income. Excludes interest expense.
(2)
Data is based on year-to-date as of March 31, 2016.
(3)
Data is based on trailing twelve months as of March 31, 2016.
($5.2)
$30.0
($27.7)
($64.3)
$31.2
$40.3
$47.7
$36.7
$8.0
$282.9
$706.0
$389.9
$439.2
$539.3
$593.7
$577.0
$600.2
$620.3
Asia 3%
Aerospace 5%
Specialty 11%
PRI & Contingency 2%
Personal Accident 9%
MENA 2%
Property 33%
Property Fac
16%
N. Am. & Int’l Binders 9%
Other 7%

16.
International Specialty Segment (13% of TTM
GWP)
About Us
•
Bermuda team underwrites:
•
Property cat, short tail per risk and
proportional treaty reinsurance worldwide
•
Excess casualty and professional liability
for Fortune 1000 accounts
•
Building diversity through international
expansion:
•
Established primary operations in Brazil
•
Established operations in Eurozone
•
Distributes through brokers
GWP by Business Unit (TTM
3/31/16)
Excess Casualty 25%
Professional Liability 10%
Brazil 18%
Marine Cargo 8%
Property & Engineering 2%
Motor 4%
Financial Lines 5%
Reinsurance 47%
Other Assumed Re 3%
Property Risk XS 4%
Property Pro Rata 11%
Property Cat 29%
Combined Ratio
PTOI
Gross Written Premium
PTOI
(1)
& Combined Ratio
177.2%
71.7%
52.3%
77.9%
96.9%
95.3%
89.2%
84.6%
2013
2011
2010
2009
2008
2012
2014
2015
1Q’16
(2)
79.7%
2013
2011
2010
2009
2008
2012
2014
2015
1Q’16
(3)
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
PTOI
= Pre-Tax Operating Income. Excludes interest expense.
(2)
Data is based on year-to-date as of March 31, 2016.
(3)
Data is based on trailing twelve months as of March 31, 2016.
$23.6
$50.3
$36.7
($67.2)
$16.3
$14.9
$23.8
$34.0
$11.0
$126.4
$162.9
$188.9
$197.5
$254.3
$280.8
$279.4
$266.2
$270.9

17.
All data in millions except for per share data and ratio calculations.
(1)
Calculated using an assumed tax rate of 20%.
(2)
Defined as Losses and Loss Adjustment Expenses / Earned Premiums.
(3)
Defined as Underwriting, Acquisition and Insurance Expenses / Earned Premiums.
1Q 2016 Operating Results
1Q 2016
1Q 2015
Gross Written Premiums
$519.8
$476.7
Net Written Premiums
303.4
296.0
Earned Premiums
344.9
334.6
Losses and Loss Adjustment Expenses
191.6
183.7
Underwriting, Acquisition and Insurance Expenses
132.6
129.6
Underwriting Income
$20.7
$21.3
Net Investment Income
21.2
25.7
Fee and other income (expense), net
0.3
(0.4)
Interest Expense
4.8
4.9
Operating Income
$37.4
$41.7
Net Realized Investment and Other Gains
(2.8)
11.1
Foreign Currency Exchange Gain (Loss)
(1.5)
9.6
Income Before Taxes
$33.1
$62.4
Income Tax Provision
5.4
3.6
Net Income
$27.7
$58.8
Operating Income per Common Share (Diluted)
1
1.06
1.16
Net Income per Common Share (Diluted)
$0.98
$2.05
Loss Ratio
2
55.5%
54.9%
Expense Ratio
3
38.5%
38.7%
Combined Ratio
94.0%
93.6%

18.
As of March 31, 2016
Conservative Investment Strategy
17%
•
Duration of 2.3 years
•
Average rating of ‘A1/A+’
•
Book yield of 2.9%*
•
Very liquid
•
Conservatively managed
Portfolio Characteristics
*Book yield is pre-tax & includes all fixed maturities
18.
Fixed Maturities by Type
12% Short Term & Cash
Corporate 40%.
13% Gov.
22% Structured
State/Muni 13%.
Total:
$3.3b*
*$2.9 billion in fixed maturities, $0.4 billion in short term & cash
*Duration includes cash & equivalents
Asset Allocation
12% Other
Fixed 69%
Maturities.
6% Short Term
10% Equities
Total:
$4.2b
3% Cash
Equity Investments by Sector
10% Health Care
16% Energy
14% Financials
8% Industrials
11% Technology
4% Funds
1% Materials
5% Discretionary
26%
Consumer
Staples
Total:
$0.4b
6% Utilities & TMT

19.
2010-Q1'16
2010
2011
2012
2013
2014
2015
1Q 2016
Total
Total Shares Outstanding
31,206,796
31,285,469
31,384,271
34,066,889
34,318,224
37,105,922
37,162,077
Less: Treasury Shares
3,363,560
4,971,305
6,459,613
7,558,345

8,606,489

9,181,644

9,525,296

  Net Shares
27,843,236
26,314,164
24,924,658
26,508,544
25,711,735
27,924,278
27,636,781
Shares Repurchased
3,217,561

1,607,745

1,488,308

1,098,732

1,048,144

575,155

343,652

9,379,297

  As % of Beg. Net Shares
10%
6%
6%
4%
4%
2%
1%
30%
Avg. Repurchase Price per Share
$33.05
$30.69
$29.89
$42.32
$48.45
$51.55
$55.29
$36.77
Total Repurchased ($m)
$105.2
$49.5
$44.2
$46.5
$50.8
$29.7
$19.0
$344.8
Dividends per Share
$0.48
$0.48
$0.48
$0.60
$0.69
$0.82
$0.22
$3.77
Dividend Payments ($m)
$14.2
$13.1
$12.3
$15.8
$18.2
$22.7
$6.2
$102.5
Repurchases + Dividends ($m)
$119.4
$62.6
$56.5
$62.3
$68.9
$52.4
$25.2
$447.3
Note: Not adjusted for June 2013 or March 2015 stock dividend.
Active Capital Management
Through share repurchases and dividends, we have returned $447 million of capital and repurchased 30% of shares outstanding from 2010 through 1Q 2016

20.
Stock Price Performance –
Last 2 Years
Source:  SNL Financial (as of 5/12/16).
Note:
Peer
Group
consists
of:
Allied
World,
American
Financial,
Arch
Capital,
Aspen,
AXIS
Capital,
Endurance,
Global
Indemnity,
Markel,
Navigators,
OneBeacon, RLI Corp, Selective Group, W.R. Berkley.
(15.0%)
(5.0%)
+5.0%
+15.0%
+25.0%
+35.0%
+45.0%
+55.0%
+65.0%
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
+9%
+39%
+26%
Argo Group
Peer Group
S&P 500

21.
Compelling Valuation vs. Peer Group
Source:  SNL Financial (as of 5/12/16).
Note:  Price to book is average price/book across all peer companies based on latest reported book value.  Peer Group consists of: Allied World,
American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, Markel, Navigators, OneBeacon, RLI Corp, Selective Group,
W.R. Berkley.
0.95x
1.34x
0.39x
Difference
Price/Book
Jan-03
May-16
Argo
1.09x
0.95x
Peer Avg.
1.46x
1.34x
Difference
0.37x
0.39x
-
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Argo
Peer Group

22.
We believe that Argo Group has potential to generate substantial value for new and existing investors
Well Positioned for Value Creation in 2016 and Beyond
•
Moderate financial leverage
•
Strong balance sheet with adequate reserves and excellent asset quality
•
Significant changes to premium composition completed
•
Results of underwriting initiatives evident in financials
•
Continue to employ and attract some of the best talent in the industry
•
Incremental yield improvements can have a favorable impact on ROE
•
Compelling investment case
•
Stock trading at a discount to peers
•
Upside potential as past and ongoing efforts continue